OTHER LONG TERM ASSETS	12 Months Ended
Dec. 31, 2016
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER LONG TERM ASSETS
OTHER LONG TERM ASSETS

(in thousands of $)	2016	2015
Acquired as a result of the Merger	4,744	9,116
Accreted interest	56	357
Repayments	(750)	—
Transfers to current assets	(250)	—
Provision for uncollectible receivables	(1,800)	(4,729)
Other long term asset	2,000	4,744
Deferred tax asset	343	—
Prepaid charterhire expenses	5,184	—
Other long term assets	7,527	4,744

The other long term asset was acquired as a result of the Merger and is the fair value of the amount owed following the sale of a vessel by the Former Golden Ocean in 2009. The balance falls due on March 31, 2017 and was valued at $9.1 million based on the actual amount of $10.0 million that is owed and a 7% discount rate. The amount owed bears interest of 2%. In 2015, $0.6 million was recorded as interest income in respect of this asset, $0.2 million was in respect of interest income received and $0.4 million was in respect of the amortized of the fair value adjustment. The provision for uncollectible receivables was recorded following increased credit risk as a result of the weak market conditions.

In 2016, the Company renegotiated the principal amount of the asset to $3.0 million and its repayment profile, with the interest rate set to 1% and the maturity date to December 31, 2019. As a result, the asset was re-measured at $3.0 million and a provision for uncollectible receivables of $1.8 million was recognized. In 2016, and prior to the renegotiation of terms, the Company recognized interest income of $0.2 million of which $0.1 million relates to interest income accruing on the original principal and interest rate and $0.1 million relates to amortization of the fair value adjustment (accreted interest). After the renegotiation of the terms, the Company recognized interest income of $21.3 thousand accruing on the amended principal and interest rate.

The outstanding other long term asset as of December 31, 2016 is receivable as follows:

(in thousands of $)
2017	250
2018	500
2019	1,500
2020	—
2021	—
Thereafter	—
2,250

In the third quarter of 2015, eight vessels were sold and leased back from Ship Finance for a period of 10 years. The daily time charter rate is $17,600 during the first 7 years and $14,900 in the remaining three years, of which $7,000 is for operating expenses (including dry docking costs). We have a purchase option of $112 million en-bloc after 10 years and, if such option is not exercised, Ship Finance will have the option to extend the charters by three years at $14,900 per day. Since the daily time charter rate is not constant over the extended lease term, we have straight lined the total expense over the term and an amount of $5.2 million was credited to charter hire expenses in 2016 (2015: nil) with the corresponding asset presented as part of other long term assets. We will begin to amortize this asset when the daily charter hire rate reduces in the third quarter of 2022.